Expenses by nature	3 Months Ended
Mar. 31, 2021
Analysis of income and expense [abstract]
Expenses by nature	Expenses by nature
The following table summarizes Research and development expenses (“R&D”), S&M expenses and G&A expenses for the three months ended March 31, 2021 and 2020:

(in KUSD)	Three months ended March 31,
R&D	2021	2020
External costs (1)	24,306	26,139
Employee expense (2)	14,866	9,236
R&D expenses	39,172	35,375

S&M
External costs	5,290	1,740
Employee expense (2)	8,621	888
S&M expenses	13,911	2,628

G&A
External costs (1)	4,733	2,240
Employee expense (2)	12,849	3,642
G&A expenses	17,582	5,882
(1) Includes depreciation expense
(2) Includes share-based compensation expense

The increase in R&D expenses in the three months ended March 31, 2021 was primarily associated with the increased number of R&D employees necessary to advance its lead product candidates which also contributed to increased share-based compensation expense. This increase was partially offset by lower External costs primarily related to decreased expense associated with clinical activities and chemistry, manufacturing and controls (“CMC”) due to various development activities that occurred during the three months ended March 31, 2020.
The increase in S&M expenses in the three months ended March 31, 2021 primarily related to increased headcount within the commercial organization as the Company prepared for the launch of ZYNLONTA, as well as increased share-based compensation expense. The increase in G&A expenses in the three months ended March 31, 2021 was primarily due to increased share-based compensation expense and to a lesser extent, increased costs associated with being a public company.